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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               Amendment No. 1 to
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2002

                                   UBICS, INC.
                 (Exact name of issuer as specified in charter)


         DELAWARE                               0-23239                      34-1744587
    (State or Other Jurisdiction              Commission                  (I.R.S. Employer
of Incorporation or Organization)             file number               Identification Number)

                              333 Technology Drive
                                    Suite 210
                              Canonsburg, PA 15317
                    (Address of principal executive offices)

                                 (724) 746-6001
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets

        As more fully described in UBICS, Inc.'s ("UBICS") Form 8-K dated October 21, 2002, on that date, UBICS, through its subsidiary, UBICS Holding Company ("UHC") acquired a Boeing 727-100 aircraft from Davis Oil Company ("Davis"), pursuant to an Aircraft Purchase Agreement dated October 10, 2002 between UHC and Davis, as amended. Title to the aircraft was registered in the name of Wells Fargo Bank Northwest, National Association ("Wells"), as Trustee under a Trust Agreement dated October 21, 2002 (the "Trust Agreement") between Wells and UHC, as trustor and sole beneficiary of such trust.

        The aircraft is being leased for a five-year term to United Breweries Holdings, Ltd., a North Carolina corporation ("UBH"), pursuant to the terms of an Aircraft Lease Agreement (the "Lease") between Wells, as owner trustee, and UBH. UBH is a controlled affiliate of United Breweries (Holdings) Limited, an Indian company, which has entered into a Guaranty and Suretyship Agreement (the "Guaranty"), absolutely and unconditionally guaranteeing all obligations of UBH under the Lease.

        This Form 8-K/A amends the aforementioned Form 8-K by including the final, executed versions of the Trust Agreement, Lease and the Guaranty as exhibits under Item 7 below.

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Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

    (a)  Financial Statements.

         Not applicable.

    (b)  Pro forma Financial Information.

         Not applicable.

    (c)  Exhibits.

         2.1 Aircraft Purchase Agreement dated as of October 10, 2002 between UBICS Holding Company and Davis Oil Company, as amended (previously filed).

         2.2 Agreement dated as of October 21, 2002 among UBICS Holding Company, United Breweries Holdings Ltd. and United Breweries (Holdings) Limited (previously filed).

         2.3 Aircraft Lease Agreement dated as of December 14, 2002 between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and United Breweries Holdings, Ltd. (filed herewith).

         2.4 Guaranty and Suretyship Agreement dated as of December 14, 2002 from United Breweries (Holdings) Limited in favor of Wells Fargo Bank Northwest, National Association and UBICS Holding Company (filed herewith).

         2.5 Trust Agreement dated as of October 21, 2002 between UBICS Holding Company and Wells Fargo Bank Northwest, National Association (filed herewith).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UBICS, Inc.


Date: January 8, 2003               By:     /s/ Robert C. Harbage
                                       -----------------------------------------
                                    Name: Robert C. Harbage
                                    Title: President and Chief Financial Officer

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EXHIBIT INDEX

      Exhibit
        No.             Description
      -------           -----------
        2.1 Aircraft Purchase Agreement dated as of October 10, 2002 between UBICS Holding Company and Davis Oil Company, as amended (previously filed).

        2.2 Agreement dated as of October 21, 2002 among UBICS Holding Company, United Breweries Holdings Ltd. and United Breweries (Holdings) Limited (previously filed).

        2.3 Aircraft Lease Agreement dated as of December 14, 2002 between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and United Breweries Holdings, Ltd. (filed herewith).

        2.4 Guaranty and Suretyship Agreement dated as of December 14, 2002 from United Breweries (Holdings) Limited in favor of Wells Fargo Bank Northwest, National Association and UBICS Holding Company (filed herewith).

        2.5 Trust Agreement dated as of October 21, 2002 between UBICS Holding Company and Wells Fargo Bank Northwest, National Association (filed herewith).